CHOU AMERICA MUTUAL FUNDS
POWER OF ATTORNEY

I, the undersigned Trustee of CHOU AMERICA MUTUAL FUNDS, hereby severally constitute and appoint Megan Hadley Koehler and Michael McKeen each of them, as my true and lawful attorneys-in-fact and agent with full power of substitution and resubstitution, and with full power to sign or me and in my name in the appropriate capacity and only for CHOU AMERICA MUTUAL FUNDS for which I serve as Trustee, any Registration Statements on Form N-1A, any and all subsequent Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith,  to file the same with the U.S. Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, all related requirements of the Securities and Exchange Commission and all requirements of appropriate states and territories.  I hereby ratify and confirm all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Francis Chou
Francis S.M. Chou

Dated:  April 27, 2011

CHOU AMERICA MUTUAL FUNDS
POWER OF ATTORNEY

I, the undersigned Trustee of CHOU AMERICA MUTUAL FUNDS, hereby severally constitute and appoint Megan Hadley Koehler and Michael McKeen each of them, as my true and lawful attorneys-in-fact and agent with full power of substitution and resubstitution, and with full power to sign or me and in my name in the appropriate capacity and only for CHOU AMERICA MUTUAL FUNDS for which I serve as Trustee, any Registration Statements on Form N-1A, any and all subsequent Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith,  to file the same with the U.S. Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, all related requirements of the Securities and Exchange Commission and all requirements of appropriate states and territories.  I hereby ratify and confirm all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ David McLean
David McLean

Dated:  April 28, 2011

CHOU AMERICA MUTUAL FUNDS
POWER OF ATTORNEY

I, the undersigned Trustee of CHOU AMERICA MUTUAL FUNDS, hereby severally constitute and appoint Megan Hadley Koehler and Michael McKeen each of them, as my true and lawful attorneys-in-fact and agent with full power of substitution and resubstitution, and with full power to sign or me and in my name in the appropriate capacity and only for CHOU AMERICA MUTUAL FUNDS for which I serve as Trustee, any Registration Statements on Form N-1A, any and all subsequent Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith,  to file the same with the U.S. Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, all related requirements of the Securities and Exchange Commission and all requirements of appropriate states and territories.  I hereby ratify and confirm all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Lily Pinarello
Lily Pinarello

Dated:  April 25, 2011